U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2010

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

525 Market Street, 4th Floor, San Francisco, California 94105-2712

(Address of principal executive offices) (Zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 15, 2010, BRE Properties, Inc. (the “Company”) offered $300 million aggregate principal amount of its new series of 5.200% senior notes due 2021 in an underwritten public offering. The offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on November 8, 2007. The offering is expected to close on September 22, 2010, subject to certain closing conditions. The notes are governed by the terms of an Indenture dated as of June 23, 1997, filed as Exhibit 4.1 hereto, as amended by a First Supplemental Indenture dated as of April 23, 1998, filed as Exhibit 4.2 hereto, a Second Supplemental Indenture dated as of August 15, 2006, filed as Exhibit 4.3 hereto, and a Third Supplemental Indenture dated as of November 3, 2006, filed as Exhibit 4.4 hereto (collectively, the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A. (f/k/a The Bank of New York Trust Company, N.A., as successor in interest to the predecessor trustees), as trustee, and an officers’ certificate to be dated as of September 22, 2010 pursuant to the Indenture setting forth terms of the notes, filed as Exhibit 4.5 hereto.

The notes are subject to redemption at the Company’s option at any time in whole or, from time to time, in part, at a price equal to the greater of: (i) 100% of the principal amount of the notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such redemption date) discounted to such redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 37.5 basis points plus, in either case, accrued and unpaid interest on the principal amount being redeemed to such redemption date; provided that, if the notes are redeemed on or after December 15, 2020, the Company may redeem the notes at a redemption price equal to 100% of the principal amount of the notes to be redeemed; and provided, further, that installments of interest on the notes which are due and payable on an interest payment date falling on or prior to the relevant redemption date shall be payable to the holders of such notes, or one or more predecessor debt securities, registered as such at the close of business on the relevant record date according to their terms and the provisions of the Indenture.

The estimated net proceeds to the Company were approximately $297.1 million after deducting the underwriting discounts and estimated transaction expenses payable by the Company of approximately $350,000. The Company intends to use the net proceeds to repay borrowings under its $750 million unsecured credit facility and may use a portion of the net proceeds to fund a portion of the purchase price and accrued and unpaid interest on any 4.125% Convertible Senior Notes due 2026 validly tendered and accepted for payment pursuant to the Offer to Purchase dated September 15, 2010. Pending such uses, the Company intends to use the net proceeds for general corporate purposes, which may include repayment of debt, redemption or repurchase of equity securities, funding of development activities and financing of acquisitions.

In connection with the offering of the notes, the Company entered into an underwriting agreement dated September 15, 2010 with Deutsche Bank Securities Inc., J.P. Morgan Securities

LLC, Mitsubishi UFJ Securities (USA), Inc., RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters, which is filed as Exhibit 1.1 hereto.

In connection with the filing of the underwriting agreement, the Company is filing (i) an opinion of its counsel, Ballard Spahr LLP, regarding certain Maryland law issues, as Exhibit 5.1 hereto, (ii) an opinion of its counsel, Latham & Watkins LLP, regarding the validity of the securities being registered, as Exhibit 5.2 hereto, and (iii) an opinion of its counsel, Latham & Watkins LLP, regarding certain tax matters, as Exhibit 8.1 hereto.

The descriptions in this Current Report of the notes and the Indenture are not intended to be complete descriptions of those instruments, and the descriptions are qualified in their entirety by the full text of the documents which are attached as exhibits to, and incorporated by reference in, this Current Report.

ITEM 8.01. OTHER EVENTS.

On September 15, 2010, we issued a press release entitled “BRE Properties Announces Pricing of Senior Notes due 2021” announcing the pricing of our previously disclosed offering of $300 million aggregate principal amount of 5.200% senior notes due 2021. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit.

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 15, 2010, among BRE Properties, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters.

4.1	Indenture dated as of June 23, 1997 between the Registrant and Chase Trust Company of California (previously filed on June 23, 1997 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.2	First Supplemental Indenture dated as of April 23, 1998 between the Registrant and Chase Manhattan Bank and Trust Company, National Association, as successor trustee (previously filed on May 14, 1998 as Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and incorporated by reference herein).

4.3	Second Supplemental Indenture, dated as of August 15, 2006, between BRE Properties, Inc. and J.P. Morgan Trust Company, National Association, as trustee, including the form of 4.125% Convertible Senior Notes due 2026 (previously filed on August 21, 2006 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.4	Third Supplemental Indenture, dated as of November 3, 2006, between BRE Properties, Inc. and The Bank of New York Trust Company, National Association (successor to J.P. Morgan Trust Company, National Association) (previously filed on November 8, 2006 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.5	Officers’ Certificate, to be dated September 22, 2010, pursuant to the Indenture setting forth the terms of the notes

4.6	Form of 5.200% Senior Note due 2021.

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

23.3	Consent of Latham & Watkins LLP (included in Exhibit 8.1).

99.1	BRE Properties, Inc. Press Release dated September 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

Date: September 16, 2010	By:	/s/ KERRY FANWICK
	Name:	Kerry Fanwick
	Title:	Executive Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 15, 2010, among BRE Properties, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters.

4.1	Indenture dated as of June 23, 1997 between the Registrant and Chase Trust Company of California (previously filed on June 23, 1997 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.2	First Supplemental Indenture dated as of April 23, 1998 between the Registrant and Chase Manhattan Bank and Trust Company, National Association, as successor trustee (previously filed on May 14, 1998 as Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and incorporated by reference herein).

4.3	Second Supplemental Indenture, dated as of August 15, 2006, between BRE Properties, Inc. and J.P. Morgan Trust Company, National Association, as trustee, including the form of 4.125% Convertible Senior Notes due 2026 (previously filed on August 21, 2006 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.4	Third Supplemental Indenture, dated as of November 3, 2006, between BRE Properties, Inc. and The Bank of New York Trust Company, National Association (successor to J.P. Morgan Trust Company, National Association) (previously filed on November 8, 2006 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K and incorporated by reference herein).

4.5	Officers’ Certificate, to be dated September 22, 2010, pursuant to the Indenture setting forth the terms of the notes

4.6	Form of 5.200% Senior Note due 2021.

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

23.3	Consent of Latham & Watkins LLP (included in Exhibit 8.1).

99.1	BRE Properties, Inc. Press Release dated September 15, 2010.